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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: June 13, 2003
(Date of earliest event reported)

GUITAR CENTER, INC.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File: 000-22207	95-4600862 (I.R.S. Employer Identification No.)

5795 Lindero Canyon Road
Westlake Village, California 91362
(Address of Principal executive offices, including zip code)

(818) 735-8800
(Registrant's telephone number, including area code)

Item 7. Exhibits.

  (c)
  Exhibits:

  4.1
  Form of Officer's Certificate pursuant to Section 2.02 of the Indenture.

  4.2
  Form of Global Note.

  99.1
  Prospectus Supplement dated June 10, 2003 to the Prospectus dated August 9, 2001.

  99.2
  Sticker Addendum dated June 12, 2003 to the Prospectus Supplement dated June 10, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

GUITAR CENTER, INC.
Date: June 13, 2003	By	/s/ BRUCE ROSS Name: Bruce Ross Title: Executive Vice President and Chief Financial Office

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Officer's Certificate pursuant to Section 2.02 of the Indenture.
4.2	Form of Global Note.
99.1	Prospectus Supplement dated June 10, 2003 to the Prospectus dated August 9, 2001.
99.2	Sticker Addendum dated June 12, 2003 to the Prospectus Supplement dated June 10, 2003.

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  Item 7. Exhibits.